Ferrosur Roca S.A. Concession - Argentine Railway Law	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Ferrosur Roca S.A. Concession - Argentine Railway Law
41.	FERROSUR ROCA S.A. CONCESSION – ARGENTINE RAILWAY LAW

The Argentine Executive Branch’s Decree 1027/2018, regulatory of Law No. 27,136, was published in the Official Gazette on November 7, 2018.

The highlights of this law are: re-adjustment of the concession agreements in force with the possibility of an extension for a term of no more than 10 years, full implementation of open access the day following the expiration of the term of the most recent Concession Agreement (of the three private concessions that are still in force today), including extensions plus the possibility of commencing this modality in the systems that are operational when the investments scheduled are made. Review of technical standards. Review of the disciplinary regime. Creation of a Registry of Operators.

The Negotiating Committee will be created. It will be made up by a member who belongs to each one of the following agencies: ADIF, Secretary of Transportation Planning and Railway Transportation Under-secretariat. As of the date of issuance of these financial statements neither the procedures nor the interpretations, clarifications and amendments mentioned in the preceding paragraphs have been implemented. It is therefore impossible to determine with certainty the final impact of the resolution of these processes. As a consequence, the Company’s financial statements do not include adjustments and/or reclassifications, if any, as may be required if the final resolution of such circumstances became known.